SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or  ss. 240.14a-12

                              Jackson Hewitt Inc.

                (Name of Registrant as Specified in its Charter)

                                      N/A

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:


         2) Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         4) Proposed maximum aggregate value of transaction:


         5) Total fee paid:



[X]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:


         2)       Form, Schedule or Registration Statement No.:


         3)       Filing Party:


         4)       Date Filed:

                              JACKSON HEWITT INC.
                                4575 Bonney Road
                         Virginia Beach, Virginia 23462

                               September 11, 1996

Dear Shareholder:

         You are cordially invited to attend the 1996 Annual Meeting of Shareholders of Jackson Hewitt Inc. that will be held at the Virginia Beach Resort and Conference Center, 2800 Shore Drive, Virginia Beach, Virginia 23451, at 9:00 a.m. Eastern Time, on Monday, October 7, 1996.

         Enclosed are a Notice of the Annual Meeting, a Proxy Card, and a Proxy Statement containing information about the matters to be acted upon at the meeting. Directors and Officers of the Company, as well as a representative of KPMG Peat Marwick LLP, will be present at the Annual Meeting to respond to any questions our shareholders may have.

         It is important that your shares be represented at the meeting. Accordingly, we urge you to sign and date the enclosed Proxy Card and promptly return it to us in the enclosed, self-addressed, postage paid envelope, even if you are planning to attend the meeting. If you attend the meeting, you may vote in person even if you have previously returned your Proxy Card.

         If you are not currently receiving quarterly information from Jackson Hewitt and would like to be put on our mailing list, please contact Martha O'Gorman, Investor Relations at 1-800- 234-1040 or write c/o Jackson Hewitt, 4575 Bonney Road, Virginia Beach, VA 23462. Our e-mail address on the Internet is jhewitt@infi.net.

         We look forward to the 1996 Annual Meeting of Shareholders and we hope you will attend the meeting or be represented by Proxy.

                              Sincerely,

                              /s/ John T. Hewitt

                              John T. Hewitt
                              Chairman of the Board

                              JACKSON HEWITT INC.
                                4575 Bonney Road
                         Virginia Beach, Virginia 23462

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                            MONDAY, OCTOBER 7, 1996


TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Jackson Hewitt Inc. will be held at the Virginia Beach Resort and Conference Center, 2800 Shore Drive, Virginia Beach, Virginia, at 9:00 a.m. Eastern Time, on Monday, October 7, 1996, for the following purposes:

         1. To approve an amendment to the Company's Articles of Incorporation to create a classified Board of Directors.

         2.       To elect a total of four (4) directors:

                  2.1 Two (2) of whom will be Class A directors to hold office for a term of one year and until their successors are elected and qualified; and

                  2.2 Two (2) of whom will be Class B directors to hold office for a term of two years and until their successors are elected and qualified.

         3. To approve an amendment to the Jackson Hewitt 1994 Long-Term Incentive Plan to increase the number of shares of the Company's Common Stock that may be issued thereunder from 198,000 shares to 698,000 shares.

         4. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the ensuing year.

         5.       To act upon a shareholder proposal.

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Information concerning the matters to be acted upon at the meeting is set forth in the accompanying Proxy Statement. The Board of Directors has established the close of business on August 9, 1996 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                    By Order of the Board of Directors

                                    /s/ Martha O'Gorman

                                    Martha O'Gorman, Secretary
Virginia Beach, Virginia

September 11, 1996

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR THROUGH YOUR PROXY.

                                PROXY STATEMENT

         This Proxy Statement and the enclosed proxy card (the "Proxy") are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Jackson Hewitt Inc. (the "Company") to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Virginia Beach Resort and Conference Center, 2800 Shore Drive, Virginia Beach, Virginia 23451, at 9:00 a.m. Eastern Time, Monday, October 7, 1996, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

         Only shareholders of record at the close of business on August 9, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. This Proxy Statement and the enclosed Proxy are being mailed on or about September 11, 1996.

                             REVOCABILITY OF PROXY

         Execution of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. If your Proxy is properly signed, received by the Company and not revoked by you, the shares to which it pertains will be voted at the Annual Meeting in accordance with your instructions. If a shareholder does not return a signed Proxy, his or her shares cannot be voted by proxy.

                         PERSON MAKING THE SOLICITATION

         The cost of soliciting Proxies will be borne by the Company. In addition to solicitation by mail, the Company will request banks, brokers and other custodians, nominees and fiduciaries to send proxy materials to the beneficial owners and to secure their voting instructions if necessary. The Company, upon request, will reimburse them for their expenses in so doing. Officers and regular employees of the Company may solicit Proxies personally, by telephone or by telegram from some shareholders if Proxies are not received promptly, for which no additional compensation will be paid.

                        VOTING SHARES AND VOTE REQUIRED

         On the Record Date, the Company had 4,515,306 shares of common stock outstanding (the "Common Stock") and 504,950 shares of Series A Convertible Preferred Stock outstanding (the "Preferred Stock"). Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting, other than the election of the director to be elected by the holders of the Preferred Stock (the "Preferred Shareholders' Director"), for whom the holders of Common Stock will not vote. Each share of Preferred Stock is also entitled to one vote on each matter presented at the Annual Meeting, other than election of the four directors to be elected by the holders of Common Stock (the "Common Shareholders' Directors"), for whom the holders of Preferred Stock will not vote. The holders of Common Stock and the holders of the Preferred Stock vote as a single class on all matters other than the election of directors.

         The affirmative vote of more than two-thirds of the outstanding shares of Common Stock and Preferred Stock, voting as a single class, is required to approve the proposed amendment to the Company's Articles of Incorporation to create a classified Board of Directors. Directors are elected by a plurality of the votes cast by the appropriate class of shareholders at the Annual Meeting. A majority of shares present and entitled to vote in person or by proxy is required to approve the proposed amendment to the 1994 Long-Term Incentive Plan. A majority of the votes cast is required to ratify the appointment of auditors and to approve the shareholder proposal. Abstentions will be, but broker non-votes will not be, considered shares "present and entitled to vote." Abstentions, broker non-votes, and withheld votes will not be considered "votes cast" based on the Company's understanding of state law requirements and the Company's Articles of Incorporation and Bylaws.

         All shareholder meeting proxies, ballots and tabulations that identify individual shareholders are kept secret, and no such document shall be available for examination, nor shall the identity or the vote of any shareholder be disclosed except as may be necessary to meet legal requirements and the laws of Virginia. The votes will be counted and certified by First Union National Bank of North Carolina, which will act as the inspector of election.

         Unless specified otherwise, the Proxy will be voted (i) FOR the proposed amendment to the Company's Articles of Incorporation to create a classified Board of Directors, (ii) FOR the election of the two nominees to serve as Class A directors of the Company until the 1997 Annual Meeting of Shareholders and until their successors are duly elected and qualified, (iii) FOR the election of the two nominees to serve as Class B directors of the Company until the 1998 Annual Meeting of Shareholders and until their successors are duly elected and qualified, (iv) FOR the proposed amendment to the Company's 1994 Long-Term Incentive Plan, (v) FOR the ratification of the appointment of auditors, and (vi) AGAINST the shareholder proposal. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. Management is not aware of any other matters to be presented for action at the Annual Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of August 15, 1996 of (i) each of the Company's directors and executive officers who own Common Stock;
(ii) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Common Stock; and (iii) all of the Company's directors and executive officers as a group. Except as otherwise noted below, all directors and executive officers receive mail at the Company's headquarters, 4575 Bonney Road, Virginia Beach, Virginia 23462. Unless otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

                                        Beneficial Ownership
                Name                 Shares             Percent
                                     ------             -------
John T. Hewitt                     273,761(1)             6.04%
Harry S. Gruner                    168,316(2)             3.73
  1119 St. Paul's Street
  Baltimore, MD  21202
William P. Veillette               136,162(3)             3.01
Susan E. Ventresca                 128,776(4)             2.85
Keith E. Alessi                      9,000(5)               *
John K. Seal                        25,948(6)               *
Paul Grunberg                      566,402(7)            12.54
  Route #2, Box 171
  Valatie, NY  12184
Geocapital Partners                328,622(8)             7.28
  2115 Linwood Street
  Fort Lee, NJ 07024
All Directors and Officers         795,488               17.30
as a Group (13 persons)

- ---------------------

         *        Less than 1% ownership

         (1) Includes options to purchase 4,000 shares granted pursuant to the Company's 1994 Long-Term Incentive Plan ("Incentive Plan"). Also includes options to purchase 13,000 shares granted pursuant to the Company's Employee Stock Option Plan, which are exercisable between October 1 and October 31, 1996 ("Employee Option Plan").

         (2) Consists of 168,316 shares of Preferred Stock held of record by JMI Equity Fund, L.P. Mr. Gruner is a general partner of JMI Equity Fund, L.P. Mr. Gruner has shared power to direct the voting of and to direct the investment of such shares and disclaims beneficial ownership of such shares except as to his proportionate partnership interest in JMI Equity Fund, L.P.

         (3) Includes (i) 29,300 shares owned jointly by Mr. William Veillette and his wife, Tracy Veillette; (ii) 12,310 shares owned jointly by Mr. William Veillette and his sister, Sally Veillette; (iii) 12,310 shares owned jointly by Mr. William Veillette and his sister, Jeanne Bowerman; (iv) 50,000 shares owned by the Veillette Family Trust, of which Mr. William Veillette shares voting and investment power; and (v) 265 shares owned jointly by Mr. William Veillette and his son, Peter J. Veillette. Does not include (i) 3,487 shares owned outright by Mr. Veillette's wife, Tracy Veillette, or (ii) 5,000 shares owned jointly by Tracy Veillette and Susan Veillette. Also includes options to purchase 2,000 shares granted under the 1996 Non-Employee Director Stock Option Plan ("Director Plan").

         (4) Includes options to purchase 2,000 shares granted under the Director Plan.

         (5) Includes options to purchase 2,000 shares granted under the Director Plan.

         (6) Includes options to purchase 400 shares granted pursuant to the Incentive Plan. Also incudes options to purchase 2,000 shares granted pursuant to the Employee Option Plan.

         (7) Includes 153,020 shares of Common Stock owned by Family Investments, a partnership in which Mr. Paul Grunberg is the Managing General Partner and has a 15.8% interest. Does not include (i) 105,273 shares owned outright by Mr. Grunberg's wife, Judith Grunberg, and (ii) an aggregate of 123,153 shares owned outright by Mr. Grunberg's three sons.

         (8) Consists of 160,305 shares of Preferred Stock held of record by Geocapital II, L.P. and 168,317 shares of Preferred Stock held of record by Geocapital III, L.P. The sole general partner of Geocapital II, L.P., Softven Management, L.P., of which Stephen J. Clearman, Irwin Lieber, James Harrison and BVA Associates are general partners, exercises voting and investment power with respect to the shares held by Geocapital II, L.P. The sole general partner of Geocapital III, L.P., Geocapital Management, L.P., of which Stephen J. Clearman, Lawrence W. Lepard, Richard A. Vines and BVA Associates III are general partners, exercises voting and investment power with respect to the shares held by Geocapital III, L.P.


                           PROPOSAL 1.  APPROVAL OF A
                         CLASSIFIED BOARD OF DIRECTORS

         The Company's Board of Directors has approved and recommended that the shareholders of the Company approve an amendment to the Company's Articles of Incorporation to provide for the classification of the Board of Directors into two classes of Common Shareholders' Directors with staggered terms of office.

         Virginia law permits the Company to include a provision in its Articles of Incorporation that provides for a classified board of directors. The proposed classified board amendment to the Company's Articles of Incorporation and conforming amendments to the Bylaws would provide that Common Shareholders' Directors will be classified into two classes, as nearly equal in number as possible. One class would hold office initially for a term expiring at the 1997 Annual Meeting of Shareholders; and another class would hold office initially for a term expiring at the 1998 Annual Meeting of Shareholders. At each Annual Meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the second succeeding Annual Meeting after their election, and until their successors have been duly elected and qualified. Under Virginia law, directors chosen to fill vacancies on the classified board would hold office until the next shareholders' meeting at which directors were elected, even if a new director was filling an unexpired term in a class with more than one year remaining in its term.

         In addition, the proposed amendment provides that directors elected by holders of Common Stock may only be removed by shareholders for cause. Virginia law provides that directors may be removed by shareholders with or without cause, unless the articles of incorporation provide that directors may be removed only with cause. See "Proposal 2. Election of Directors" for information regarding the nominees for Common Shareholders' Directors and the composition of each class of Common Shareholders' Directors if this proposal is adopted. If the proposed amendment to the Company's Articles of Incorporation is not approved, the four nominees to serve as Common Shareholders' Directors will be nominated to serve a one-year term until the 1997 Annual Meeting of Shareholders and until their successors are elected and qualified.

         Shareholders should be aware that the proposed classified board will extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for the Company. If the Company implements a classified board of directors, it will take at least two annual meetings for a majority of shareholders to make a change in control of the Board of Directors because only half of the Common Shareholders' Directors will be elected at each annual meeting.

         Advantages. The Company's Board of Directors has observed that certain tactics, including the accumulation of substantial stock positions as a prelude to an attempted takeover or significant corporate restructuring, have become relatively common in corporate takeover practice. The Board of Directors is of the opinion that such tactics can be highly disruptive to a company and can result in dissimilar treatment of a company's shareholders. The Board of Directors believes that the classified board proposal will assist the Board of Directors in protecting the interests of the Company's shareholders in the event of an unsolicited offer to acquire control of the Company. The Board also believes that making directors removable only for cause will ensure that the purpose of having a classified board as an anti-takeover measure will not be circumvented by removing directors without cause. The classified board proposal is also designed to assure continuity and stability in the Board of Directors' leadership and policies. Although the Board may review other possible anti-takeover programs, the Board has no present intention of proposing additional amendments to the Articles of Incorporation that would affect the ability of a third party to change control of the Company.

         Disadvantages. Because of the additional time required to change control of the Board of Directors, and the requirement that directors be removed only for cause, the classified board proposal will tend to perpetuate present management. In addition, because the classified board proposal will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of the Company's outstanding stock, it will tend to discourage certain tender offers, including some tender offers that shareholders may feel would be in their best interests. However, the proposal is not intended as a takeover-resistive measure in response to a specific threat. The classified board proposal will also make it more difficult for the Company's shareholders to change the composition of the Board of Directors even if the shareholders believe such a change would be desirable.

         A copy of the proposed amendment to the Company's Articles of Incorporation is attached to this Proxy Statement as Exhibit A.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CREATE A CLASSIFIED BOARD OF DIRECTORS.

                       PROPOSAL 2.  ELECTION OF DIRECTORS

         Subject to approval of the proposed amendment to the Company's Articles of Incorporation to create a classified board of directors, the Board of Directors (other than the Preferred Shareholders' Director designated by the holders of the Company's Series A Convertible Preferred Stock) will be divided into two classes, Class A and Class B, as such directors are elected at the 1996 Annual Meeting. The initial terms of the Class A Directors elected at the 1996 Annual Meeting will expire at the Company's 1997 Annual Meeting. The initial terms of the Class B directors elected at the 1996 Annual Meeting will expire at the 1998 Annual Meeting. Commencing with the 1997 Annual Meeting, directors elected by holders of Common Stock will be elected to serve for two years and until their successors are duly elected and qualified. If the proposal to create a classified board is not approved, all four nominees to serve as Common Shareholders' Directors will be nominated to serve a one-year term.

         Two persons have been nominated by the Board of Directors to serve as the Class A Directors until the 1997 Annual Meeting of Shareholders and two persons have been nominated by the Board of Directors to serve as the Class B Directors until the 1998 Annual Meeting of Shareholders. One person has been nominated by the Board of Directors to serve as the Preferred Shareholders' Director until the 1997 Annual Meeting.

         The Board of Directors recommends that the two nominees to serve as Class A Directors, William P. Veillette and Susan E. Ventresca, be elected to serve as the Class A Directors until the 1997 Annual Meeting of Shareholders and that the two nominees to serve as Class B Directors, John T. Hewitt and Keith E. Alessi, be elected to serve as the Class B Directors until the 1998 Annual Meeting of Shareholders. Proxies received by the Company will be voted for the election of all four nominees unless marked to the contrary. A shareholder who desires to withhold voting of the Proxy for all or one or more of the nominees may so indicate on the Proxy. All of the nominees are currently members of the Board of Directors and all have consented to be named and have indicated their intent to serve, if elected. If any nominee becomes unable to serve, an event which is not anticipated, the Proxy will be voted for a substitute nominee to be designated by the Board of Directors, or the number of directors will be reduced.

         The holders of the Company's Preferred Stock are entitled to cause the Board of Directors to nominate one person to serve as the Preferred Shareholders' Director. The holders of the Preferred Stock have instructed the Board of Directors to nominate Harry S. Gruner, a current director, to serve as the Preferred Shareholders' Director until the 1997 Annual Meeting of Shareholders.

         The following information relates to the Company's nominees for directors. There are no family relationships among any of the nominees nor among any of the nominees and any executive officer, nor is there any arrangement or understanding between any nominee and any other person pursuant to which the nominee was selected, except as described above with respect to the Preferred Shareholders' Director.

                                  Proposal 2.1

Nominees for Class A Directors Whose Terms Will Expire in 1997

         Mr. Veillette, 36, has been a District Manager for Otis Elevator Company since 1992. From 1990 until 1992, he was an Account Manager for Otis Elevator Company, and from 1988 to 1990, he was a Development Associate for the Trammell Crow Company. Mr. Veillette has been a director since 1993 and is a member of the Audit Committee, Compensation Committee and the Stock Option Committee.

         Ms. Ventresca, 46, currently owns six Jackson Hewitt franchise territories in upstate New York. From 1993 until July 1994, Ms. Ventresca was the Company's Director of Franchise Operations. From 1987 until 1993, Ms. Ventresca served the Company as a Director of Field Operations, Regional Director and District Manager. Ms. Ventresca was a District Manager at H & R Block from 1981 until 1987. Ms. Ventresca has been a director since 1994 and is a member of the Audit Committee, Compensation Committee and the Stock Option Committee.

                                  Proposal 2.2

Nominees for Class B Directors Whose Terms Will Expire in 1998

         Mr. Hewitt, 47, the Chairman of the Board, served as Chief Executive Officer of the Company or its predecessor from 1982 to 1996, and as President of the Company from 1989 to 1996. Prior to serving the Company, Mr. Hewitt was a Regional Director for H&R Block.

         Mr. Alessi, 41, was appointed President and Chief Executive Officer of the Company in June 1996. Prior to that time, Mr. Alessi served Farm Fresh, Inc. ("Farm Fresh") as its Vice Chairman, Secretary, Treasurer and Chief Financial Officer from 1994 to 1996. Mr. Alessi is still a director and Vice Chairman of Farm Fresh, and is also a director of FF Holdings Corporation, Farm Fresh's parent company. From 1992 until 1994, Mr. Alessi was Chairman and Chief Executive Officer of Virginia Supermarkets, Inc. From 1988 through 1992, Mr. Alessi was employed by Farm Fresh and served as President at the time he left Farm Fresh. Mr. Alessi is also a director of Cort Business Services, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOUR NOMINEES TO SERVE AS THE COMMON SHAREHOLDERS' DIRECTORS.

Nominee for Preferred Shareholders' Director Whose Term Will Expire in 1997

         Mr. Gruner, 37, has been a general partner of JMI Equity Fund, a private equity investment partnership, since November 1992. From August 1986 to October 1992, Mr. Gruner was a principal with Alex, Brown & Sons Incorporated. Mr. Gruner is also a director of Brock International, Inc., a developer, marketer and supporter of software systems, The META Group, Inc., a syndicated information technology research company, Hyperion Software, Inc., a financial software company and numerous privately held companies. Mr. Gruner is a member of the Audit Committee, Compensation Committee and the Stock Option Committee.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The business of the Company is managed under the direction of the Board of Directors. The Board of Directors meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring approval by the Board of Directors. It also holds special meetings when an important matter requires action by the Board of Directors between scheduled meetings. The Board of Directors held fifteen meetings during the Company's fiscal year ended April 30, 1996 ("1996 Fiscal Year"). In accordance with the Rules of the NASDAQ National Market System, Ms. Ventresca, and Messrs. Gruner and Veillette are independent directors. During the 1996 Fiscal Year, each member of the Board of Directors participated in more than 75% of meetings of the Board of Directors and meetings of the applicable committees during the period for which he or she was a director. The Company reimburses all of its directors for travel and out of pocket expenses in connection with their attendance at meetings of the Board of Directors. Non-employee directors elected by the holders of the Company's Common Stock receive $6,000 a year in director fees and are also eligible to participate in the 1996 Non-Employee Director Stock Option Plan.

         The Board of Directors has established Audit, Compensation and Stock Option Committees. The members of these committees are noted in the director biographies set forth elsewhere in this Proxy Statement. The Audit Committee is empowered by the Board of Directors to, among other things, recommend the firm to be employed by the Company as its independent auditor and to consult with such auditor regarding audits and the adequacy of internal accounting controls. The Audit Committee held two meetings in the 1996 Fiscal Year. The Compensation Committee makes recommendations to the Board of Directors as to, among other things, the compensation of the Chief Executive Officer, each officer who is also a director of the Company and designated other members of senior management, as well as new compensation and stock plans. The Compensation Committee met two times in the 1996 Fiscal Year. The Stock Option Committee determines awards under the Company's 1994 Long-Term Incentive Plan. The Stock Option Committee met one time in the 1996 Fiscal Year. The Board of Directors has no standing Nominating Committee; however, the Board of Directors serves as a Nominating Committee of the whole.

         The Company will consider director-nominees recommended by shareholders, although it has not actively solicited recommendations from shareholders for nominees nor has it established any procedure for this purpose for the Annual Meeting other than as set forth in the Bylaws of the Company.
Section 2.6 of the Company's Bylaws provides that nominations for directors by shareholders must be made by a written notice (the "Nomination Notice") containing the following information: (1) as to each individual nominated, (i) the name, date of birth, business address and residence of such individual, (ii) the business experience during the past five years of such nominee, including his or her principal occupations and employment during such period, the name and principal business of any corporation or other organization in which such occupations and employment were carried on, and such other information as to the nature of his or her responsibilities as may be sufficient to permit assessment of his or her prior business experience, (iii) whether the nominee is or has ever been at any time a director, officer or owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity, (iv) any directorships held by such nominee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940; and (v) whether, in the last five years, such nominee has been convicted in a criminal proceeding or has been subject to a judgment, order, finding or decree of any federal or state government or governmental agency, or any proceeding in bankruptcy, which may be material to an evaluation of the ability or integrity of the nominee. In addition, the person submitting the Nomination Notice must provide certain information regarding his beneficial ownership of the Common Stock of the Company. The nominee must consent to being named in a proxy statement as a nominee and to serve as a director if elected. The Nomination Notice must be delivered to the Company not later than 120 days in advance of the anniversary date of the Company's proxy statement for the previous year's annual meeting or, in the case of special meetings, at the close of business on the 7th day following the date on which notice of such meeting is first given to the Company's shareholders.

                             EXECUTIVE COMPENSATION

Executive Compensation Tables

         The following table presents an overview of executive compensation awarded, earned or paid during the 1996, 1995 and 1994 fiscal years ended April 30 to John T. Hewitt, the Company's Chairman of the Board, who served as the President and Chief Executive Officer during these periods, and to John K. Seal, Director of Field Operations. No other executive officer's compensation totaled over $100,000 during 1996.

                          Table 1. Summary Compensation

                                                                                                               Long-Term
                                                                          Annual Compensation               Compensation(1)
                                                                                                              Securities
                                                                                                              Underlying
         Name and Principal Position                  Year              Salary($)       Bonus ($)            Options (#)
         ---------------------------                  ----              ---------       ---------            -----------
John T. Hewitt                                        1996               $107,858        $115,000               20,000
Chairman of the Board                                 1995                200,299           --                  13,000
                                                      1994                160,437           --                  19,500

John K. Seal                                          1996                 62,513         106,985                2,000
Director of Field Operations                          1995                 66,815           --                   2,000
                                                      1994                 63,122           --                     500

- --------------------------------
(1) There were no Restricted Stock Awards, Stock Appreciation Rights or Long Term Incentive Plan payouts paid in 1996, 1995 or 1994.

         Table 2 provides a summary of compensation related stock options granted to Mr. Hewitt and Mr. Seal during the fiscal year ended April 30, 1996.


              Table 2. Stock Option Grants in the Last Fiscal Year

                            Number of                 Percent
                            Securities           of Total Options
                            Underlying              Granted to             Exercise or
                             Options               Employees in            Base Price
        Name                 Granted                Fiscal Year              ($/sh)              Expiration Date(1)
        ----                 -------                -----------              ------              ------------------
John T. Hewitt                20,000                   20.7%                  3.50                  May 1, 2005
John K. Seal                   2,000                    2.1%                  3.50                  May 1, 2005

- --------------------------------

(1) The options were granted pursuant to the Company's 1994 Long-Term Incentive Plan. The options vest in five equal, annual tranches commencing May 1, 1996 and ending May 1, 2000. Each tranche expires five years after vesting, such that the first tranche expires if unexercised on May 1, 2001 and the fifth tranche expires if unexercised on May 1, 2005.

         The following table sets forth information for Mr. Hewitt and Mr. Seal concerning unexercised options held as of April 30, 1996.

                                  Table 3. Fiscal Year-End Option Values

                                 Number of Securities                        Value of Unexercised
                            Underlying Unexercised Options                   in the Money Options
                                at Fiscal Year-End (#)                    at Fiscal Year-End ($)(1)
                                ----------------------                    -------------------------
       Name                 Exercisable           Unexercisable        Exercisable        Unexercisable
       ----                 -----------           -------------        -----------        -------------
John T. Hewitt                  --                  33,000(2)              --                   --
John K. Seal                    --                   4,000(3)              --                   --

- ----------------------------

(1) Based on a market price of $3.38 per share, which was the last reported sale price of the Company's common stock on NASDAQ/NMS during the fourth quarter of the fiscal year ended April 30, 1996.
(2) Includes options to purchase 13,000 shares at $10 per share granted under the Company's Employee Stock Option Plan. Also includes options to purchase 20,000 shares at $3.50 per share granted under the Company's 1994 Long-Term Incentive Plan.
(3) Includes options to purchase 2,000 shares at $10 per share granted under the Company's Employee Stock Option Plan. Also includes options to purchase 2,000 shares at $3.50 per share granted under the Company's 1994 Long-Term Incentive Plan.

Alessi Employment Agreement

         Mr. Alessi is currently employed as the Company's President and Chief Executive Officer under an employment agreement effective as of June 1996 ("Alessi Employment Agreement"). The term of the Alessi Employment Agreement expires April 30, 1997, but it can be extended by the mutual agreement of the Company and Mr. Alessi. Mr. Alessi is paid an annual salary of $190,000 and will receive an automatic bonus of $67,500 on April 30, 1997. An additional bonus of $67,500 is payable on the same date if the Company achieves certain operating targets to be mutually negotiated. The Alessi Employment Agreement includes a covenant not to compete and imposes certain non-disclosure obligations on Mr. Alessi with respect to the Company's confidential and proprietary information.

         In addition, pursuant to the terms of the Alessi Employment Agreement, Mr. Alessi has received an option to purchase 268,065 shares of Common Stock, which on the grant date represented 5% of the fully diluted Common Stock of the Company ("Alessi Option"), subject to approval by shareholders at the Annual Meeting of the proposal to increase the number of shares available under the Company's 1994 Long-Term Incentive Plan. See "Proposal 3. Approval of Amendment to the 1994 Long-Term Incentive Plan." The exercise price for the Alessi Option is $4.81, which was the average closing sale price of the Company's Common Stock on the 20 trading days preceding the grant date. The Alessi Option consists of 83,160 incentive stock options and 184,905 non-qualified stock options, which become exercisable in four equal, annual tranches commencing June 18, 1997.

Hewitt Severance Negotiations

         On September 9, 1996, Mr. Hewitt informed the Company of his intention to resign from the Company effective immediately. The Company is currently negotiating the terms of Mr. Hewitt's severance. Mr. Hewitt intends to remain a member of the Company's Board of Directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has entered into a number of transactions with (i) its directors and executive officers, or (ii) entities controlled by its directors and executive officers.

         The Company has made five loans since October 1994 to John T. Hewitt, the Company's Chairman of the Board, and former President and Chief Executive Officer, in the aggregate principal amount of approximately $1.2 million. As described below, Mr. Hewitt used the proceeds of three of the loans to exercise stock options granted to him by the Company.

         In October 1994, the Company loaned Mr. Hewitt $195,000. In return, Mr. Hewitt delivered to the Company an 11% promissory note under which all principal and accrued interest was due and payable on April 30, 1996. Mr. Hewitt used the proceeds of this loan to exercise options to purchase 19,500 shares of the Company's Common Stock at $10 per share. The options had been granted to Mr. Hewitt by the Company under the Company's Employee Stock Option Plan for the fiscal year ended April 30, 1994.

         In December 1994, the Company loaned Mr. Hewitt a total of $874,215, in return for which Mr. Hewitt delivered to the Company three 11% promissory notes in the aggregate principal amounts of $730,499, $122,316, and $21,400, respectively. Principal and accrued interest under each of these promissory notes was due on April 30, 1996. The $730,499 loan was issued as a replacement loan for previous loans by the Company to Mr. Hewitt. Mr. Hewitt used the proceeds of the $730,499 loan to exercise the following stock options granted to him by the Company: (i) options to purchase 135,420 shares of Company Stock at $2.728 per share granted to Mr. Hewitt in 1988 in connection with a line of credit made available by Mr. Hewitt to the Company; (ii) options to purchase 30,000 shares of Common Stock at $4.20 per share granted to Mr. Hewitt under the Company's Employee Stock Option Plan for the fiscal year ended April 30, 1992; and (iii) options to purchase 20,000 shares at $8.00 per share granted to Mr. Hewitt under the Company's Employee Stock Option Plan for the fiscal year ended April 30, 1993. The $730,499 loan also reflects $75,073 of accrued but unpaid interest owed by Mr. Hewitt to the Company in connection with previous promissory notes delivered by Mr. Hewitt to the Company. Mr. Hewitt used the proceeds of the $122,316 loan to exercise options to purchase 70,785 shares of the Company's Common Stock at $1.728 per share. These options were granted to Mr. Hewitt by the Company in 1989.

         The Company also made two personal loans to Mr. Hewitt, one of which was the $21,400 loan in December 1994, as described above, and the second of which was a $150,000 loan in May 1995. Mr. Hewitt has repaid the $21,400 loan. In connection with the May 1995 loan, Mr. Hewitt delivered to the Company a 12% promissory note under which all principal and accrued interest was originally due July 2, 1995. Mr. Hewitt repaid $51,000 on this obligation in July 1995, and executed a new 12% $99,000 note, which is due and payable April 30, 1997.

         The Company and Mr. Hewitt are currently negotiating the repayment of the amounts due the Company under the above described notes. See "Executive Compensation - Hewitt Severance Negotiations."

         The Company's management determines the purchase or sales price of franchise sales, including transactions with affiliated parties, by reference to the following board-approved formula: Purchase price equals the greater of (a) 120% of the franchise's gross revenues or (b) five times the franchise's earnings before interest, taxes, depreciation and amortization. In most cases, the purchase price equals 120% of gross revenues. This formula may then be modified to take into account any off-season expenses incurred by the seller.

         In April 1994, the Company entered into a franchise agreement for two new territories in upstate New York with Susan E. Ventresca, a director, who was at the time the Company's Director of Franchise Operations. Ms. Ventresca paid $15,000 for the franchise rights for each territory, which was the standard franchise price at the time, and received a standard $7,000 employee discount. Ms. Ventresca also paid $7,500 for an option to buy an additional new territory in upstate New York. Ms. Ventresca paid for this option and the two new franchise territories by delivering to the Company $13,500 in cash and two 11%, 5 year promissory notes in the amounts of $12,000 and $5,000. On May 3, 1994, the Company sold certain assets related to its operation of Company-owned offices in upstate New York to Ms. Ventresca. The purchase price of $74,300 was equal to approximately 120% of the gross revenues of the franchise territory purchased. The Company's gain on the sale of these assets was $14,628. Ms. Ventresca paid for this franchise territory by delivering an 11%, 5 year promissory note for $59,440 to the Company and by paying the $14,860 balance in cash. In August 1994, the Company loaned Ms. Ventresca $20,000 in working capital for her franchises, and in return Ms. Ventresca delivered a three year, 11% promissory note to the Company. In December 1994, Ms. Ventresca acquired a franchise territory in New York from a franchisee and assumed the franchisee's obligations under a $12,000 four year, 11% promissory note for the benefit of the Company. As of April 30, 1996, the aggregate unpaid balance on Ms. Ventresca's various promissory notes was $91,349.

         On July 11, 1994, the Company sold certain assets related to its operation of a Company-owned office in Chesapeake, Virginia to Chestax Company, 50% of which is owned by Christopher Drake, the Company's Controller and Chief Financial Officer. The purchase price of $ 272,764 was equal to approximately 120% of the gross revenues of the Jackson Hewitt office as of April 30, 1994 and was paid for by Mr. Drake's delivery of an 11%, 5 year promissory note to the Company. The Company's gain on the sale of these assets was $89,490. As of April 30, 1996, the unpaid balance of the promissory note was $166,667.

         The Company has repurchased a number of franchises from entities controlled by the Company's directors and executive officers. The Company has also repurchased a number of franchises from unaffiliated franchisees, primarily as a result of franchisees' failure to comply with Company standards. In almost all franchise repurchases, the Company pays the franchisee either the total initial franchise fee or a fee generally in the range of 90-120% of the franchisee's annual gross revenues. The consideration offered to franchisees by the Company in repurchase transactions depends in large part on the Company's assessment of the likelihood that the franchised offices will operate profitably.

         On June 8, 1994, the Company purchased customer lists, client files, furnishings, fixtures and equipment, and obtained a covenant not to compete (collectively the "Assets") from DTMM Enterprises, Inc. ("DTMM"), and immediately divided and resold the Assets to three different franchisees. The Company acquired the Assets from DTMM for stock that the Company valued at $1,328,380. After purchasing the Assets, the Company re-sold the Assets to three different franchisees pursuant to three separate Agreements of Purchase and Sale in exchange for 11%, 5 year promissory notes with an aggregate principal balance of $1,454,470. One of the purchasing franchisees was PT Tax, which is owned by Patricia Robertson, the Company's Director of Corporate Development, and her husband. The principal amount of the promissory note delivered by PT Tax was $189,519, and the unpaid balance of the note as of April 30, 1996 was $116,206.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers and persons who beneficially own more than 10% of a registered class of stock of the Company to file initial reports of ownership (Form 3) and reports of changes in beneficial ownership (Forms 4 and 5) with the SEC and NASDAQ. Such persons are also required under the rules and regulations promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

         Mr. Harry Gruner, the current Preferred Shareholders' Director, did not file a Form 3 until August 15, 1996. Mr. Gruner replaced the former Preferred Shareholders' Director at the request of the former Preferred Shareholders' Director in November 1995. In connection with certain financing provided to the Company, NationsBank, N.A. ("NationsBank") acquired warrants on October 17, 1995, to acquire up to 999,372 shares of the Company's Common Stock. The number of warrants granted to NationsBank was subject to reduction if the Company satisfied certain financing contingencies. As of December 31, 1995, the Company had not satisfied these contingencies, and NationsBank therefore had the right to acquire more than 10% of the Company's Common Stock as of that date. Accordingly, under the Securities Exchange Act, a Form 3 reflecting NationsBank's warrants was due on January 10, 1996, but was not filed until May 15, 1996. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that all other directors, officers and greater than 10% beneficial owners have complied with the SEC interpretations regarding applicable Section 16(a) filing requirements.

                    PROPOSAL 3. APPROVAL OF AMENDMENT TO THE
                         1994 LONG-TERM INCENTIVE PLAN

Introduction

         The Company's shareholders are being asked to approve an amendment to the Company's 1994 Long-Term Incentive Plan (the "Plan") to increase the shares of the Company's Common Stock available for awards under the Plan from 198,000 to 698,000. The Plan was initially adopted by the Board and approved by the Company's shareholders at the 1994 Annual Meeting of Shareholders. Awards to purchase up to 176,000 shares of Common Stock are currently subject to grant under the Plan. The Plan was created as a means of attracting and retaining outstanding management and employees and to promote a close identity of interests between the Company's management and employees and its shareholders. The Company believes that an adequate reserve of shares available for issuance under the Plan is necessary to enable it to compete effectively with other companies to secure and retain valuable employees.

         In addition, the Company desires to structure its executive compensation to qualify for deductibility under Section 162(m) of the Internal Revenue Code. To qualify under 162(m) as performance-based compensation and, thus, avoid the limit on deductibility, stock options must be granted under a plan which, among other things, establishes a limit on the number of shares underlying options which may be granted to any individual within a specified period of time. Currently, the Plan provides only that no individual shall receive, over the term of the Plan, more than an aggregate of 30% of the shares authorized for grant under the Plan. To ensure that stock option grants qualify under 162(m), shareholders are also being asked to approve an amendment to the Plan that provides that no individual may receive awards for more than 500,000 shares in the aggregate rather than a 30% limitation.

         The following description is a summary of historical award information and the key features of the Plan. A copy of the Plan, as amended, is attached as Exhibit B to this Proxy Statement.

Historical Award Information

         Under the terms of the Plan, awards can be made to participants in the form of stock options, stock appreciation rights, restricted stock, and other long-term performance awards. As of the Record Date, outstanding and unexercised stock options granted under the Plan to purchase 176,000 shares of Common Stock were held by 107 persons. 15,900 options have expired unexercised as a result of the termination of employment of certain participants. Options granted under the Plan typically have an exercise price equal to the fair market value of the Common Stock on the date of grant. In addition, the options typically vest in five equal, annual tranches and each tranche expires if unexercised five years after vesting. As of the Record Date, no stock options have been exercised. No awards have been made under the Plan except in the form of stock options. As of the Record Date, approximately 180 employees of the Company were eligible to participate in the Plan and the market price for the Common Stock on that date was $4.50 per share.

         The following table sets forth certain information regarding stock option awards that have been granted under the Plan to certain executive officers and employees. With respect to Mr. Alessi, the table includes options that have been granted in connection with his new employment agreement with the Company, subject to shareholder approval of the proposed amendment to the Plan. See "Executive Compensation - Alessi Employment Agreement." Directors who are not executive officers or employees of the Company are not eligible for participation under the Plan.

                                                Shares of Common Stock
               Beneficial Owner                   Underlying Options
               ----------------                   ------------------
Keith E. Alessi, President and
Chief Executive Officer                                   268,065(1)
John T. Hewitt, Chairman of the                            20,000
Board
John K. Seal, Director of Field                             2,000
Operations
All executive officers as a group(2)                       83,500
All employees as a group(2)                               176,000

(1) All of these options are conditioned upon shareholder approval of the proposed amendment to the Plan.
(2) Excludes the 268,065 options granted to Mr. Alessi that are conditioned upon shareholder approval of the proposed amendment to the Plan.

Purpose

         The Plan is intended to support the business goals of the Company and facilitate securing, retaining and motivating management employees of high caliber and potential. The Plan provides the Company with the flexibility required to offer meaningful and rewarding performance based long-term incentives to key individuals who are in positions in which their decisions, actions and counsel significantly contribute to the success of the Company.

Administration of the Plan

         The Stock Option Committee of the Board of Directors (the "Committee") administers the Plan, subject to approval of the Board of Directors. The Committee is authorized to (1) interpret the provisions of the Plan and to the extent permissible under the Plan, to amend the Plan, (2) select participants for award programs established under the Plan, (3) determine the size and type of awards to be granted under the Plan, and (4) determine the terms of awards made to participants under the Plan.

Eligibility for Participation

         Officers and other key contributing employees of the Company are eligible for participation under the Plan.

Types of Awards

         The Plan authorizes the Committee to grant (i) incentive and non-qualified stock options, including replacement stock options, (ii) stock appreciation rights, (iii) restricted stock, and (iv) other cash and stock-based long-term performance awards to participants. At the time of grant of each award under the Plan, the Committee determines the type of award to be made and the specific terms of such grant (i.e. term, vesting, performance criteria, etc.).

Term of the Plan

         The Plan became effective on September 16, 1994, the date shareholder approval was obtained. The Plan will terminate on the tenth anniversary of that date, after which no additional awards may be made under the Plan.

Shares Authorized for Awards under the Plan

         Subject to shareholder approval of the proposed amendment to the Plan, 698,000 shares of the Company's Common Stock have been reserved for the issuance of awards under the Plan, any or all of which may be granted for awards of incentive stock options. In addition, the 698,000 shares of Common Stock subject to or related to awards under the Plan shall also be available exclusively for the granting of replacement options. Such additional authorization of shares for the granting of replacement option awards will not, at any time, increase the potential for share dilution resulting from the Plan to more than 698,000 shares.

         In addition, no individual, including the Chief Executive Officer and the Company's executive officers, shall receive, over the term of the Plan, more than 500,000 of the shares authorized for grant under the Plan, including shares subject to replacement options awarded under the Plan.

Stock Options

         General. Stock Options, including replacement stock options granted under the Plan are subject to the following conditions: (1) the maximum term for any stock option granted under the Plan is ten years from the date of grant for incentive stock options (five years in the case of an incentive stock option granted to a holder of more than 10% of the Company's Common Stock) and ten years and one day from the date of grant in the case of non-qualified stock options, and (2) the option price cannot be less than 100% of the fair market value of the Company's Common Stock on the date of grant in the case of incentive stock options (110% of the fair market value of the Company's Common Stock in the case of an incentive stock option granted to a holder of more than 10% of the Company's Common Stock) and cannot be less than 85% of the fair market value of the Company's Common Stock on the date of grant in the case of non-qualified stock options.

         Any incentive options awarded to an optionee which do not meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code") will be treated as non-qualified stock options.

         The exercise price of a stock option may be paid through cash, a stock-for-stock swap, or a "cashless exercise" through a securities broker. Except as provided by the Plan in the event of termination or as otherwise provided by the Committee, no stock options shall be exercised unless held by an optionee for six months from the date of grant. The Committee, in its sole discretion, at the time of grant or during the term of an outstanding stock option, may grant a stock option right for a Participant to receive a replacement option grant in the event that the stock option is exercised through a stock-for-stock swap. The number of shares subject to such granted replacement options shall equal the difference between the number of shares subject to the exercised portion of a stock option and the net shares received by the Participant from such exercise. The Committee has the right, in its sole discretion, to cancel, at any time, the right to receive future replacement option grants should it decide that such future grants are no longer in the best interest of the Company.

         The Committee determines the terms of exercise of a stock option upon a participant's termination of employment; however, options may not be exercised for more than one year from the date of termination in the event of a participant's death, three years in the event of a participant's retirement or disability as defined in the Plan, or three months in the event of a participant's termination without cause, as defined in the Plan (or in the case of incentive stock options, for such shorter periods as permitted under the
Code). In the event of a participant's termination for cause, as defined in the Plan, the term of an option will terminate as of the date of such event, unless the Committee otherwise provides.

         Tax Consequences. The Company is of the opinion that the grant of a stock option, including a replacement stock option, will not result in compensation income to a participant under the Code but the exercise of a stock option could result in a taxable event, depending on whether the option is an incentive or non-qualified stock option. The Company is of the opinion that a participant will realize compensation income upon exercise of a non-qualified stock option equal to the difference between the stock option exercise price and the fair market value of the Company's Common Stock on the date of exercise and that the Company will receive a corresponding tax deduction for the amount of the compensation income that is recognized by a participant. In the case of incentive stock options, the Company is of the opinion that no compensation income would be realized upon exercise of an incentive stock option by a participant (and thus no corresponding deduction would accrue to the Company) but that the excess of the fair market value on the date of exercise over the option price is included in alternative minimum taxable income for alternative minimum tax purposes.

Stock Appreciation Rights (SARs)

         General. A stock appreciation right ("SAR") may be granted in tandem with a stock option or as a freestanding award. If the SAR is granted in tandem with a stock option, exercise of one security cancels the related security to the extent of such exercise. SARs may be settled in stock or cash upon exercise. The provisions of SARs with respect to exercisability upon termination of employment are substantially the same as the termination provisions for stock options.

         Tax Consequences. The Company is of the opinion that a participant will not realize any compensation income at the time of an SAR grant; however, a participant will realize compensation income equal to the fair market value of the stock or cash delivered to a participant upon exercise of the SAR and the Company will be entitled to a deduction under the Code equal to the amount of compensation income that is realized by a participant.

Restricted Stock

         General. Restricted stock ("Restricted Stock") may be granted under the Plan on such terms as determined by the Committee. Grants of Restricted Stock may be conditioned upon the attainment of specified performance goals or such other factors as the Committee deems appropriate.

         Restricted Stock may not be disposed of by a participant until the restrictions specified in the award expire. However, except as otherwise provided by the Committee, a participant shall have with respect to any award of Restricted Stock all the rights of shareholder of the Company, including the right to vote the shares and receive any cash dividends paid on the shares. Awards of Restricted Stock shall be forfeited upon termination of employment, except as otherwise provided by the Committee.

         Tax Consequences. The Company is of the opinion that at the time the restricted stock is no longer subject to a substantial risk of forfeiture (unless a special tax election has been made by a participant under the Code) a participant will realize compensation income in an amount equal to the difference between the fair market value of the stock and any amount paid by a participant. The Company is also of the opinion that it will be entitled to a corresponding tax deduction under the Code at such time and that the tax deduction will be equal to the compensation income realized by a participant. Dividends paid to a participant during a period of restriction will be taxable as compensation income to a participant unless a special election under the Code has been made. In that event, the dividends paid to a participant would be taxable as dividend income.

Long-Term Performance Awards

         General. Long-Term performance awards may be granted under the Plan. The Committee shall determine the type of awards to be granted, which shall include units, shares, rights or any other denomination determined by the Committee to be appropriate. The Committee shall determine the size of an award, the performance objectives which relate to the award, and the time of the performance period, which must be at least two years except in the event of a "change of control" of the Company, as defined in the Plan. Performance awards may be paid in cash and/or stock at the end of the performance period to the extent earned. Upon termination of employment, the Committee shall determine if and to what extent a participant shall be entitled to a prorated payment of earned awards under the Plan.

         Tax Consequences. With respect to performance awards the Company is of the opinion that the employee will realize compensation income in an amount equal to difference between the fair market value of such awards less any amount paid when the participant's rights to such awards are no longer subject to a substantial risk of forfeiture (unless a special tax election has been made by the participant under the Code). The Company is also of the opinion that it will be entitled to a corresponding tax deduction under the Code at such time and that such deduction will be equal to the compensation income realized by a participant.

Change of Control

         Upon a change of control of the Company, as defined in the Plan, (1) any stock appreciation rights outstanding for at least six months and any stock options not previously exercisable and vested which have been held for at least six months from the date of grant shall become fully vested and exercisable, (2) restrictions applicable to any restricted stock awards shall lapse and such shares shall be deemed fully vested, and (3) unless otherwise determined by the Committee, any long-term performance awards shall be vested and paid out based on the prorated target results for the applicable performance periods. Additionally, at the discretion of the Committee, upon a change of control all vested stock options, stock appreciation rights, and shares of restricted stock may be purchased by the Committee at a price determined in accordance with the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE 1994 LONG-TERM INCENTIVE PLAN TO INCREASE THE SHARES AVAILABLE FOR AWARDS UNDER THE PLAN.

              PROPOSAL 4.  RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors, upon recommendation of its Audit Committee, intends to appoint KPMG Peat Marwick LLP as the firm of independent certified public accountants to audit the financial statements of the Company for the fiscal year ending April 30, 1997, and the Board of Directors desires that such appointment be ratified by the shareholders. KPMG Peat Marwick LLP has audited the financial statements of the Company since the period ended April 30, 1995.

         A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting and available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                       PROPOSAL 5.  SHAREHOLDER PROPOSAL

         A shareholder has stated his intention to present the following proposal at the Annual Meeting. The proposal and supporting statement, for which the Board of Directors and the Company accept no responsibility, is set forth below. The Board of Directors opposes this proposal for the reasons stated after the proposal.

         Mr. Dennis C. Hilliard, 4187 Ewell Road, Virginia Beach, Virginia 23455, who is the record holder of 14,905 shares of Common Stock owned jointly with his wife, has given notice that he intends to present for action at the Annual Meeting the following resolution:

         "RESOLVED that Section 6.9 of the Company Bylaws be amended to prohibit the Board of Directors from amending Bylaws without shareholder approval."

         The following statement was submitted in support of this resolution:

         "Section 1.1 of the Company Bylaws requires (in part) that the annual meeting of shareholders be held on the last Friday in the month of September each year. The meeting for 1995 had been announced as scheduled for on or about September 16, 1995 in the Notice of Annual Meeting provided on August 12, 1994. On October 2, 1995, there was concern that the last Friday in September had passed with no announcement about the annual meeting being held, canceled or postponed. Accordingly, a shareholder request to "--inspect the Bylaws, Articles of Incorporation, and amendments (if any) --" was made in accordance with the Code of Virginia (ss. 13.1-771). The inspection was held on October 19, 1995 at the Company home office. The Bylaws submitted for inspection contained no amendment regarding any change of date of annual meeting.

         A letter to shareholders from the Chairman of the Board, John T. Hewitt, dated October 17, 1995 advised that "the Company's annual meeting of shareholders originally scheduled for October 19, 1995" was postponed. At the annual meeting held on March 7, 1996, in response to a question, it was reported by Company counsel that the Company Bylaws had been changed in regard to the annual meeting.

         On March 11, 1996 another shareholder request to "--inspect the Bylaws, Articles of Incorporation and amendments (if any) --" was made. The inspection was held on March 28, 1996 at the Company home office. Submitted for inspection was a "Supplement to Amended and Restated Bylaws of Jackson Hewitt Inc.," which stated in part that "--the Board of Directors of the Corporation amended Section
1.1 of the Bylaws solely with respect to the 1995 Annual Meeting to provide that the 1995 Annual Meeting of Shareholders shall take place on such dates as the Board of Directors may determine." This amendment was stated to have been adopted by resolution of the Board on September 12, 1995. At shareholder request, the Virginia State Corporation Commission (SCC) certified on April 11, 1996 that the last amendment to Company documents received by the SCC was in August 1993.

Results of These Actions Were:

         -- Failure to announce a change in Bylaws at the time of adoption, in the Notice of Annual Meeting dated February 5, 1996 and at the annual meeting itself (response to a question not being considered as an announcement), and
         -- Failure to provide the SCC with timely notification of Bylaw changes, and
         -- Failure to present an Amendment to Bylaws (upon request for inspection) as required by Virginia Code, and
         -- Failure to announce to shareholders a change in annual meeting date in a timely fashion (the original meeting date of September 16, 1995 having come and gone without notification).

         This offers ample evidence that the Board of Directors is not capable (without supervision) of complying with the Company Bylaws in regard to amending said Bylaws. Therefore it is appropriate to withdraw this authority.

         I urge you therefore to adopt this amendment prohibiting Bylaw change without approval of shareholders."

         The Board of Directors favors a vote AGAINST the adoption of this proposal for the following reasons:

         Bylaws generally are intended to provide for the convenient and orderly functioning of a company. However, while serving an important corporate governance function, they remain subordinate to the articles of incorporation and corporation law of the state in which a company is organized, as well as other applicable state and federal laws and regulations. Illustratively, it is state law, not the bylaws, that regulates the right to vote and provides for management of the business by a board of directors.

         In accordance with the Virginia Stock Corporation Act, under which the Company is organized, and the terms of the Company's Bylaws, the Company's Bylaws may be amended by the Board of Directors. Virginia law and the terms of the Company's Bylaws also provide that the shareholders of the Company may amend Bylaws. If the shareholders disagree with a Bylaw provision adopted by the Board of Directors or if they desire to change a Bylaw provision, regardless of who adopted it originally, they have the power to adopt an amendment.

         In accordance with Virginia law, the Company's Bylaws are not filed with the Virginia State Corporation Commission ("SCC"), nor is the Company required to notify the SCC of any changes to its Bylaws. Under Virginia law, the only documents relating to the corporate governance of the Company that are filed with the SCC are the Articles of Incorporation. Any shareholder interested in reviewing the Company's Bylaws may obtain a copy by writing to the Secretary of the Company. In addition, the Chairman is prepared to respond to inquiries on Bylaw changes at the Annual Meeting. While Virginia law does not require the Board to notify shareholders of amendments to the Company's Bylaws, new Bylaws are filed with the Securities and Exchange Commission under applicable rules and regulations each time the Bylaws change, and any such amended Bylaws are available to shareholders from the Company as described above.

         Under the circumstances, the Board of Directors does not believe it is necessary or appropriate to prohibit the Board of Directors from amending the Company's Bylaws without shareholder approval. The Board is of the opinion that important rights of shareholders are fully protected by the current Articles of Incorporation, any changes in which are submitted to the shareholders for approval. Similarly, Virginia law and the Company's Bylaws allow shareholders to amend the Bylaws. In addition to hindering Board flexibility to utilize the Bylaws to assure a convenient and orderly functioning of the Company, the proposal would serve to increase the size of the proxy statement (in years in which Bylaw amendments were submitted to shareholders for approval) at additional cost to the Company without any corresponding benefit to the shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS SHAREHOLDER PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A DIFFERENT CHOICE.

                                 OTHER MATTERS

         The Board of Directors does not know of any matters that will be presented for action at the Annual Meeting other than those described above or matters incident to the conduct of the Annual Meeting. If, however, any other matters not presently known to management should come before the Annual Meeting, it is intended that the shares represented by the Proxy will be voted on such matters in accordance with the discretion of the holders of such Proxy.

                        SUBMISSION OF PROPOSALS FOR 1997

         The next Annual Meeting of Shareholders will be held on or about September 26, 1997. Any shareholder of the Company who wishes to present a proposal at the next Annual Meeting of Shareholders of the Company, and who wishes to have such proposal included in the Company's proxy statement for that meeting, must deliver a copy of such proposal to the Company at 4575 Bonney Road, Virginia Beach, Virginia 23462, Attention: Chief Executive Officer, no later than May 15, 1997.

                                    GENERAL

         The Company's 1996 Annual Report to Shareholders accompanies this Proxy Statement. The 1996 Annual Report to Shareholders does not form any part of the material for the solicitation of Proxies. Upon written request, the Company will provide shareholders with a copy of its Annual Report on Form 10-KSB for the fiscal year ended April 30, 1996, as filed with the Securities and Exchange Commission, without charge. Please direct written requests for a copy of the Form 10-KSB to: Keith E. Alessi, President and Chief Executive Officer, Jackson Hewitt Inc., 4575 Bonney Road, Virginia Beach, Virginia 23462.

             PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY

                                            By Order of the Board of Directors

                                            September 11, 1996

                                   EXHIBIT A

                   Copy of Proposed Amendment to Articles of
                    Incorporation to Create Classified Board


         (a) Commencing with the 1996 annual meeting of shareholders, the Board of Directors (other than any director designated by the holders of the Corporation's Series A Convertible Preferred Stock) shall be divided into two classes, Class A and Class B, as nearly equal in number as possible. At the 1996 annual meeting of shareholders, directors of the first class (Class A) shall be elected to hold office for a term expiring at the 1997 annual meeting of shareholders; and directors of the second class (Class B) shall be elected to hold office for a term expiring at the 1998 annual meeting of shareholders. At each annual meeting of shareholders after the 1996 annual meeting, the successors to the class of directors whose terms then shall expire shall be identified as being of the same class as the directors they succeed and elected to hold office for a term expiring at the second succeeding annual meeting of shareholders. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be apportioned among the classes by the Board of Directors as to make all classes as nearly equal in number as possible.

         (b) Any director elected by the holders of the Corporation's Common Stock may only be removed by shareholders for cause.

                                   EXHIBIT B

                                Amended Copy of
                  Jackson Hewitt 1994 Long-Term Incentive Plan


SECTION 1.        Purpose; Definitions

         The name of this plan is the Jackson Hewitt 1994 Long-Term Incentive Plan (the "Plan"). The purpose of the Plan is to enable key employees of Jackson Hewitt Inc. (the "Company") to (i) own shares of stock in the Company, (ii) participate in the shareholder value which has been created, (iii) have a mutuality of interest with other shareholders and (iv) enable the Company to attract, retain and motivate key employees of particular merit.

         For the purposes of the Plan, the following terms shall be defined as set forth below:

         (a) "Board" means the Board of Directors of the Company.

         (b) "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (d) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

         (e) "Company" means Jackson Hewitt Inc., a corporation organized under the laws of the Commonwealth of Virginia or any successor organization.

         (f) "Disability" means permanent and total disability as determined under the Company's long-term disability program.

         (g) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Exchange Act"), as that Rule existed as of September 16, 1994, the date shareholders of the Company initially approved the Plan.

         (h) "Early Retirement" means retirement, with consent of the Committee at the time of retirement, from active employment with the Company pursuant to the early retirement provisions of the pension plan of the Company.

         (i) "Fair Market Value" means, as of any given date, the mean of the highest and lowest quoted selling prices of the Stock on the NASDAQ National Market (consolidated trading) or, if no such sale occurs on the NASDAQ National Market on such date, the fair market value of the Stock as determined by the Committee in good faith based on the best available facts and circumstances at the time.

         (j) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         (k) "Insider" means a Participant who is subject to the requirements of the Rules (as defined below).

         (l) "Long-Term Performance Award" or "Long-Term Award" means an award made pursuant to Section 8 below that is payable in cash and/or Stock (including Restricted Stock) in accordance with the terms of the grant, based on Company, business unit and/or individual performance over a period of at least two years.

         (m) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (n) "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate pursuant to the normal retirement provisions of the pension plan of the Company.

         (o) "Participant" means an employee to whom an Award is granted pursuant to the Plan.

         (p) "Plan" means the Jackson Hewitt 1994 Long-Term Incentive Plan, as hereinafter amended from time to time.

         (q) "Restricted Stock" means an award of shares of Stock that is subject to restrictions pursuant to Section 7 below.

         (r) "Retirement" means Normal or Early Retirement.

         (s) "Rules" means Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder.

         (t) "Securities Broker" means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 5(m) hereof.

         (u) "Stock" means the Common Stock $0.02 par value per share, of the Company.

         (v) "Stock Appreciation Right" means the right, pursuant to an award granted under Section 6 below, to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

         (w) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

         In addition, terms "Change-in-Control," "Potential Change-in-Control" and "Change-in-Control Price" shall have meanings set forth, respectively, in Sections 9(b), (c) and (d) below.

SECTION 2.        Administration

         The Plan shall be administered by a Committee of not less than two Disinterested Persons, who shall be appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board.

         The Committee shall have the authority to grant to eligible employees, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock and/or (iv) Long-Term Performance Awards.

         In particular, the Committee shall have the authority:

                (i) to select the officers and other key employees of the Company to whom Stock Options, Stock Appreciation Rights, Restricted Stock and Long-Term Performance Awards may from time to time be granted hereunder;

               (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and Long-Term Performance Awards, or any combination thereof, are to be granted hereunder;

              (iii) to determine the number of shares to be covered by each such award granted hereunder;

               (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder: including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or forfeiture waiver regarding any Stock Option or other award and/or the shares of Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion;

                (v) to determine whether and under what circumstances a Stock Option may be settled in cash or stock, including Restricted Stock under Section 5(1);

               (vi) to determine whether and under what circumstances a Stock Option may be exercised without a payment of cash under Section 5(m); and

              (vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan Participants.

         SECTION 3.        Stock Subject to the Plan

         (a) Stock Subject to Plan. The stock to be subject or related to awards under the Plan shall be authorized and unissued shares of the Company's Stock. The maximum number of shares of Stock authorized with respect to the grant of awards under the Plan, subject to adjustment in accordance with paragraph 3(d) below, shall be up to 698,000 shares of Stock and any or all of such 698,000 shares of Stock may be granted for awards of incentive stock options.

         In addition, the 698,000 shares of Stock subject to or related to awards under the Plan shall also be available for the granting of replacement options under Section 5(e) below to all Company employees. Such additional authorization of Stock for the granting of replacement options shall not, at any time, cause the maximum shareholder dilution caused by the Plan to exceed 698,000 shares of Stock.

         Notwithstanding the foregoing, no individual shall receive, over the term of the Plan, more than 500,000 shares authorized for grant under the Plan, including shares subject to replacement options awarded under the Plan.

         (b) Computation of Stock Available for the Plan. For the purpose of computing the total number of shares of Stock available for distribution at any time in each calendar year during which the Plan is in effect in connection with the exercise of options awarded under the Plan, there shall be debited against the total number of shares of Stock determined to be available pursuant to paragraphs (a) and (c) of this Section 3, the maximum number of shares of Stock subject to issuance upon exercise of options or other stock based awards made under the Plan. However, in any Plan year, the total number of shares that may be granted under this Plan shall not exceed the total, as determined in paragraphs (a) and (c) of this Section 3.

         (c) Unused, Forfeited and Reacquired Shares. Any unused portion of the shares annually available for award shall be carried forward and shall be made available for Plan awards in succeeding calendar years. The shares related to the unexercised or undistributed portion of any terminated, expired or forfeited award for which no material benefit was received by a participant (i.e. dividends) also shall be made available for distribution in connection with future awards under the Plan to the extent permitted to receive exemptive relief pursuant to the Rules. Any shares made available for distribution in connection with future awards under this Plan pursuant to this paragraph (c) shall be in addition to the shares available pursuant to paragraph (a) of this Section 3.

         (d) Other Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan and in the number and price of shares subject to other Awards made under the Plan, as may be determined to be appropriate by the Committee in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.        Eligibility

         Officers and other key employees of the Company (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

SECTION 5.        Stock Options

         Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

         The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

         Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

         Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

         (a) Option Price. The option price per share of Stock purchasable under a Non-Qualified Stock Option shall be determined by the Committee at the time of grant but shall be not less than 85% of the Fair Market Value of the Stock at the time of grant or in the case of Incentive Stock Options not less than 100% of Fair Market Value. However, any Incentive Stock Option granted to any optionee who, at the time the option is granted, owns more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary corporation, shall have an exercise price no less than 110% of Fair Market Value per share on date of the grant.

         (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the date the Option is granted. However, any option granted to any optionee who, at the time the option is granted owns more than 10% of the voting power of all classes of Stock of the Company or of a Parent or Subsidiary corporation may not have a term of more than five years. No option may be exercised by any person after expiration of the term of the option.

         (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant, provided, however, that, except as provided in
Section 5(g) and Section 9, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable during the six months following the date of the granting of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

         (d) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time and from time to time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased.

         Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option of Restricted Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee), provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted.

         The Committee, in its sole discretion, may at the time of grant or such later time as it determines, permit payment of the option exercise price of a Non-Qualified Stock Option to be made in whole or in part in the form of Restricted Stock. If such payment is permitted, then such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Stock received upon the exercise, shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

         If payment of the Option exercise price of a Non-Qualified Option is made in whole or in part in the form of unrestricted stock already owned by the Participant, the Company may require that the stock be owned by the Participant for a period of six months or longer so that such payment would not result in a pyramid exercise.

         No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 12(a).

         (e) Replacement Options. If an Option granted pursuant to the Plan may be exercised by an optionee by means of a stock-for-stock swap method of exercise as provided in 5(d) above, then the Committee may, in its sole discretion, at the time of the original option grant or at such subsequent time during the term of such option as the Committee, in its sole discretion, shall deem appropriate, authorize the Participant to automatically receive a replacement option pursuant to this part of the Plan. This replacement option shall cover a number of shares determined by the Committee, but in no event more than the number of shares equal to the difference between the number of shares covered by the original option exercised and the net shares received by the Participant from such exercise. The exercise price of the replacement option shall equal the then current Fair Market Value, and with a term extending to the expiration date of the original Option.

         The Committee shall have the right, in its sole discretion and at any time, to discontinue the automatic grant of replacement options if it determines the continuance of such grants to no longer be in the best interest of the Company.

         (f) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         (g) Termination by Reason of Death. Subject to Section 5(k), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any

Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

         (h) Termination by Reason of Disability. Subject to Section 5(k), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period of three years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, provided, however, that if the optionee dies within such three-year period (or such shorter period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall, at the sole discretion of the Committee, thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (i) Termination by Reason of Retirement. Subject to Section 5(k), if an optionee's employment by the Company terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant, for a period of three years (or such shorter period as Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period, any unexercised Stock Option held by such optionee shall, at the sole discretion of the Committee, thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

         (j) Other Termination. Unless otherwise determined by the Committee at or after grant, if an optionee's employment by the Company terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised for the lesser of three months or the balance of such Stock Option's term if the optionee is involuntarily terminated by the Company without Cause.

         (k) Incentive Stock Option Limitations. To the extent required for "incentive stock option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company (within the meaning of Section 425 of the Code) after 1986 shall not exceed $100,000.

         To the extent (if any) permitted under Section 422 of the Code, if (i) a participant's employment with the Company is terminated by reason of death, Disability or Retirement and (ii) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under
Section 5(g), (h) or (i), applied without regard to this Section 5(k), is greater than the portion of such option that is exercisable as an "incentive stock option" during such post-termination period under Section 422, such post-termination period shall automatically be extended (but not beyond the original option term) to the extent necessary to permit the optionee to exercise such Incentive Stock Option. The Committee is also authorized to provide at grant for a similar extension of the post-termination exercise period in the event of a Change-in-Control.

         (l) Cash-out of Option: Settlement of Spread Value in Restricted Stock. On receipt of written notice to exercise, the Committee may, in it sole discretion, elect to cash out all or part of the portion of the option(s) to be exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the option price (the "Spread Value") on the effective date of such cash-out.

         In addition, if the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the Spread Value of an exercised option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the forfeiture restrictions involved.

         (m) Cashless Exercise. To the extent permitted under the applicable laws and regulations under Section 16 of the Securities Exchange Act of 1934, as amended, and the Rules promulgated thereunder, and with the consent of the Committee, the Company agrees to cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

SECTION 6.        Stock Appreciation Rights

         (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock

Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

         A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

         A Stock Appreciation Right may be exercised by an optionee, in accordance with Section 6(b), by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

         (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate, if any, shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

               (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

              (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under
Section 5(e) of the Plan.

               (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in
Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

                (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

               (vi) In its sole discretion, the Committee may provide, at the time of grant of a Stock Appreciation Right under this Section 6, that such Stock Appreciation Right can be exercised only in the event of a Change-in-Control and/or a Potential Change-in-Control, subject to such terms and conditions as the Committee may specify at grant.

              (vii) The Committee, in its sole discretion, may also provide that, in the event of a Change-in-Control and/or a Potential Change-in-Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change-in-Control Price, subject to such terms and conditions as the Committee may specify at grant.

         (c) Section 16(b) Compliance. The Committee may establish such additional terms and conditions, without limiting the foregoing, as it determines to be necessary or desirable to avoid "short-swing profit" liability in connection with a Stock Appreciation Right under Section 16(b) of Securities Exchange Act of 1934.

SECTION 7.        Restricted Stock

         (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company and its Subsidiaries and Affiliates to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards.

         The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

         The provisions of Restricted Stock awards need not be the same with respect to each recipient.

         (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

                (i) The purchase price for shares of Restricted Stock shall be equal to or less than their par value and may be zero.

               (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

              (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

         The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Jackson Hewitt 1994 Long-Term Incentive Plan and an Agreement entered into between the registered owner and Jackson Hewitt Inc. Copies of such Plan and Agreement are on file in the offices of Jackson Hewitt Inc., 4575 Bonney Road, Virginia Beach, Virginia 23462
         Attention: General Counsel.

         (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

         (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion

               (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3.

              (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Company for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

               (iv) In the event of hardship or other special circumstances of a participant whose employment with the Company is involuntarily terminated (other than for Cause), the Committee may, in it sole discretion, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock, based on such factors as the Committee may deem appropriate.

                (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the participant promptly.

SECTION 8.        Long Term Performance Awards

         (a) Awards and Administration. Long Term Performance Awards may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the nature, length and starting date of the performance period (the "Performance Period") for each Long Term Performance Award, which shall be at least two years (subject to Section 9 below), and shall determine the performance objectives to be used in valuing Long Term Performance Awards and determining the extent to which such Long Term Performance Awards have been earned. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such Company, business unit and/or individual performance factors and criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. Performance Periods may overlap and participants may participate simultaneously with respect to Long Term Performance Awards that are subject to different Performance Periods and/or different performance factors and criteria.

         At the beginning of each Performance Period, the Committee shall determine for each Long Term Performance Award subject to such Performance period the range of dollar values or number of shares of Stock to be awarded to the participant at the end of the performance Period if and to the extent that the relevant measure(s) of performance for such Long Term Performance Award is
(are) met. Such dollar values or number of shares of Stock may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Committee, in its sole discretion.

         (b) Adjustment of Awards. In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long Term Performance Award, the Committee may revise the performance objectives and/or underlying factors and criteria applicable to the Long Term Performance Awards affected, to the extent deemed appropriate by the Committee, in its sole discretion, to avoid unintended windfalls or hardship.

         (c) Termination of Employment. Subject to Section 9 below and unless otherwise provided in the applicable award agreement(s), if a participant terminates employment with the Company during a Performance Period because of death, Disability or Retirement, such participant shall be entitled to a payment with respect to each outstanding Long Term Performance Award at the end of the applicable Performance Period:

                (i) based, to the extent relevant under the terms of the award, upon the participant's performance for the portion of such Performance Period ending on the date of termination and the performance of the applicable business unit(s) for the entire Performance Period, and

               (ii) prorated, where deemed appropriate by the Committee, for the portion of the Performance Period during which the participant was employed by the Company, all as determined by the Committee, in its sole discretion.

         However, the Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate.

         Subject to Section 9 below, if a participant terminates employment with the Company during a Performance Period for any other reason, then such participant shall not be entitled to any payment with respect to the Long Term Performance Awards subject to such Performance Period, unless the Committee shall otherwise determine, in its sole discretion.

         (d) Form of Payment. The earned portion of a Long Term Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee, in its sole discretion. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant Performance Period, all as the Committee shall determine at or after grant. If and to the extent a Long Term Performance Award is payable in Stock and the full amount of such value is not paid in Stock, then the shares of Stock representing the portion of the value of the Long Term Performance Award not paid in Stock shall again become available for award under the Plan.

SECTION 9.        Change in Control Provisions

         (a)      Impact of Event.  In the event of:

                (i) a "Change in Control" as defined in Section 9(b), unless otherwise determined by the Committee or the Board at or after grant, but prior to the occurrence of such Change in Control, or

               (ii) a "Potential Change in Control" as defined in Section 9(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

                  A. Any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested which have been held for at least six months from the date of grant, shall become fully vested and exercisable.

                  B. The restrictions applicable to any Restricted Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested.

                  C. The value of all outstanding Stock Options, Stock Appreciation Rights and Restricted Stock awards shall, unless otherwise determined by the Committee at or after grant, be cashed out on the basis of the "Change in Control Price" as defined in Section 9(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

                  D. Any outstanding Long Term Performance Awards shall be vested and paid out based on the prorated target results for the Performance Periods in question, unless the Committee provides at or after grant and prior to the Change in Control event, for a different payment.

         (b) Definition of "Change in Control." For purposes of Section 9(a), a "Change in Control" means the happening of any of the following:

                (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as trustee)), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities without the consent of a majority of the Board;

               (ii) The occurrence of any transactions or event relating to the Company required to be described pursuant to the requirements of Item 5(f) of
Schedule 13A of the Exchange Act;

              (iii) When, during any period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board of Directors of the Company cease for any reason other than death to constitute at least a two-thirds majority thereof, provided, however, that a director who was not a director at the beginning of such period shall be deemed to have satisfied the two-year requirement if such director was elected by, or on the recommendation of, at least two-thirds of the directors who were directors at the beginning of such period (either actually or by prior operation of this Section 9(b) (iii)); or

               (iv) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company through purchase of assets, or by merger, or otherwise.

         (c) Definition of Potential Change in Control. For purposes of Section 9(a), a "Potential Change in Control" means the happening of any one of the following:

                (i) The entering into an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 9(b); or

               (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group other than the Company or any Company employee benefit plan (including any trustee of such plan acting as such trustee) of securities of the Company representing five percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for the purposes of this Plan.

         (d) Change in Control Price. For purposes of this Section 9, "Change in Control Price" means, as of any given date, the highest sales price per share paid in any transaction reported by the NASDAQ National Market (consolidated trading), or paid or offered in any bona fide transaction related to a potential or actual change in control of the Company at any time during the preceding sixty day period as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such options or SARs.

         (e) Compliance with Section 280G. No payment shall be made under this
Section 9 which, when aggregated with other payments made to the employee, would, as determined by such person(s) as the Committee shall irrevocably designate at or prior to a Change in Control or Potential Change in Control, result in an excess parachute payment for which the Company, would not receive a Federal income tax deduction by reason of Section 280G of the Code.

SECTION 10.       Amendments and Termination

         The Board may amend, alter, or discontinue the Plan at any time and from time to time, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant with respect to a Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award which has been granted under the Plan, without the optionee's or participant's consent, or which, without the approval of the Company's stockholders, would:

         (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

         (b) decrease the option price of (i) any Stock Option to less than 100% of the Fair Market Value on the date of grant, or (ii) change the pricing terms of Section 9(a); or

         (c) change the employees or class of employees eligible to participate in the Plan,

         (d) materially increase the benefits accruing to participants under the Plan; or

         (e) extend the maximum option period under Section 5(b) of the Plan.

         The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option prices.

         Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable tax laws and accounting rules, as well as other developments.

SECTION 11.       Unfunded Status of Plan

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 12.       General Provisions

         (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Exchange Act, any stock exchange upon which Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) The adoption of the Plan shall not confer upon any employee of the Company any right to continued employment with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment of any of its employees at any time.

         (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the minimum required withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

         (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee specifies at the time of grant.

         (f) The reinvestment of dividends in additional Restricted Stock (or in other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

         (g) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

         (h) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

         (i) It is the intent of the Company that transactions involving equity securities under the Plan by persons subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") be exempt under Rule 16b-3 under the Exchange Act, and that cash-only Plan interests held by such persons that might otherwise be deemed to be "derivative securities," as defined under Rule 16a-1(c) under the Exchange Act, be excluded under Rule 16a-l(c)(3)(i) by virtue of the Plan's compliance with Rule 16b-3. Accordingly, if any provision of the Plan or any option, rights or award agreement does not comply with the requirements of Rule 16b-3 as then applicable to such a transaction or cash-only Plan interest held by any such person, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such transaction or cash-only Plan interest held by such person.

SECTION 13.       Effective Date of Plan

         The Plan shall be effective on the date it is approved by a vote of the holders of a majority of the total outstanding Stock.

SECTION 14.       Term of Plan

         No Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.

SECTION 15.       Special Resale Restriction

         In connection with an underwritten public offering, upon the request of the Company or the principal underwriter managing such public offering, resales of securities issued pursuant to this Plan to the Company's officers, directors and key employees may not be sold without the prior written consent of the Company or such underwriters, as the case may be, for at least ninety (90) days or such other period of time as may be specified by the holders of a majority of the Company's Series A Convertible Preferred Stock (the "Preferred Shareholders") in accordance with the Purchase Agreement dated August 19, 1993 of which the Company and the Preferred Shareholders are a party. For the purposes of this Section 15 only, "key employees" shall mean the "executive officers" of the Company, as such persons are identified from time to time by the Company's board of directors and as identified in the Company's securities filings with the Securities and Exchange Commission.

                              JACKSON HEWITT INC.
                            VIRGINIA BEACH, VIRGINIA

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                OCTOBER 7, 1996

    The undersigned acknowledges receipt of the Annual Report to Shareholders and the accompanying Notice of Annual Meeting and Proxy Statement dated September 11, 1996 and revoking all prior proxies, hereby appoints John T. Hewitt and Keith E. Alessi (each with power to act alone) as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as directed below, all the stock of Jackson Hewitt Inc. held of record by the undersigned on August 9, 1996, at the Annual Meeting of Shareholders to be held on October 7, 1996, and at any adjournment thereof.

1. To approve an amendment to the Company's Articles of Incorporation to create a classified Board of Directors.

                     [ ] FOR       [ ] AGAINST        [ ] ABSTAIN

2. Election of Directors.

    2.1 For election as Class A Directors to hold office until the 1997 annual meeting and until their successors are elected and qualified:

                     [ ] FOR         [ ] WITHHELD

                     Susan E. Ventresca      William P. Veillette

    2.2 For election as Class B Directors to hold office until the 1998 annual meeting and until their successors are elected and qualified:

                     [ ] FOR         [ ] WITHHELD

                     Keith E. Alessi      John T. Hewitt

AUTHORITY TO VOTE FOR ONE OR MORE NOMINEES MAY BE WITHHELD BY STRIKING THROUGH THE NOMINEE'S NAME LISTED ABOVE.

3. To approve an amendment to the 1994 Long-Term Incentive Plan.

                      [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

4. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the fiscal year ending April 30, 1997.

                      [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

5. To act upon a shareholder proposal regarding future amendments to the Company's Bylaws.

                      [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

6. IN THEIR DISCRETION, on such other matters as may properly come before the Annual Meeting, or, if any nominee listed in Proposal 2 above is unable to serve for any reason, to vote or refrain from voting for a substitute nominee or nominees.

This proxy is revocable at any time prior to its exercise. This proxy, when properly executed, will be voted as directed. WHERE NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2.1, 2.2, 3 AND 4, AND AGAINST PROPOSAL 5.
                                                            -------
                                              Please sign your name(s) exactly
                                              as they appear hereon. If signer
                                              is a corporation, please sign the
                                              full corporate name by a duly
                                              authorized officer. If an
                                              attorney, guardian, administrator,
                                              executor, or trustee, please give
                                              full title as such. If a
                                              partnership, sign in partnership
                                              name by authorized person.

                                              Date:                       , 1996

                                              Please complete, date, sign and
                                              return this proxy promptly in the
                                              accompanying envelope.